Shareholder Letter Q4 2021 Exhibit 99.2

Shareholder Letter Q4 2021 - Q4 2021 PERFORMANCE Q4 2021 REVENUE GROWTH $375M 32% Y/Y FY 2021 PERFORMANCE FY 2021 REVENUE GROWTH $1.339B 30% Y/Y GUIDANCE Q1 2022 REVENUE FULL-YEAR 2022 REVENUE $381-387M $1.675-1.705B Zendesk Closes 2021 with Strong Momentum for 2022 We had a strong finish to 2021 with our fourth quarter revenue growing 32% year-over-year. For our full-year 2021, revenue grew 30% year-over-year as compared to 2020, which exceeded our expectations at the start of 2021. Strong revenue growth coupled with GAAP and non-GAAP gross margin expansion led to our GAAP operating margin improving to (12.5)% in 2021, as compared to (15.1)% in 2020, and our non-GAAP operating margin improving to 7.5% from 7.0% over the same time period. Strength this year was driven by our continuing success in expanding our enterprise customer base and our introduction of Suite, both leading to larger deals, longer contract lengths with our customers, and record high customer retention rates. We are helping brands around the world reimagine their customer experience engagement as they adapt to a digital-first economy. From large established brands to the new innovators that are just beginning their journey, our best-in-class customer experience platform is helping them scale and support their customers, building a strong foundation for our growth longer-term. CEO Shelagh Glaser CFO Jason Tsai VP, Investor Relations Mikkel Svane

The Year of the Enterprise and Suite

The enterprise market has been a core focus for Zendesk for the last few years and we are seeing that focus and go-to-market strategy pay off. Our customers in the enterprise market not only bring in higher ARR, but they sign on for longer engagements, expand at a higher rate, and have significantly higher retention rates. Our customer accounts that are generating >$250k ARR now account for 38% of our total ARR, a significant improvement from the 32% of our ARR they accounted for at the end of 2020.

Since launch in February 2021, Suite has grown to exceed $500 million ARR and now accounts for 35% of our ARR. Over 90% of our bookings from new customers were on Suite, and Suite accounted for nearly 60% of our total bookings during the quarter. Customers on Suite expand at faster rates, are initially showing superior retention rates and approximately 90% of their ARR is on a contract one year or longer.

Our success in building and expanding our enterprise customer base paired with the quick adoption of Suite continue to add greater predictability and better retention to build on our strong foundation for long-term growth.


Percent of total ARR from customer accounts >$250K ARR
40%
30%
20%
28%
38%
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21


Zendesk Suite ARR
>$500M
Q1'21
Q2'21
Q3'21
Q4'21

Shareholder Letter Q4 2021 - 3

Shareholder Letter Q4 2021 - 4 Supporting the customer service champions in financial services We believe Zendesk has long been the go-to for customer experience solutions. Our customers become champions of customer service within their industries: ridesharing, food delivery, gaming, retail, and more. We lead with both established brands as well as category innovators and help them reimagine their approach to customer experience and drive the customer transformation at scale. In the financial services industry, our customers are pioneering new ways to think about banking and investing, in traditional markets as well as in crypto. They are turning to Zendesk because our exceptional time to value helps them engage and more effectively cross-sell early in the relationship when a customer is most likely to sign up for additional products. This builds more durable and profitable relationships with their customers. Our broad portfolio of customers and deep industry expertise also helps our customers navigate the complex world of compliance and security requirements while providing best-in-class customer service. Our success in this market has driven our ARR from financial services customers to increase more than 5x over the past four years to over $100 million in ARR at the end of 2021, and we grew this book of business more than 50% in 2021. And we continue to see further growth opportunities in financial services: in new geographies, with internal use cases, and by cross-selling our platform products such as Sunshine Conversations.

Net Expansion Rate (NER)

Our NER for the quarter was 122%, in-line with last quarter and above our 110-120% long-term healthy range. Seat additions continued to account for the majority of expansion during the quarter. Over time, we expect NER to converge back towards the target range, though it may remain slightly above this range in the near term.



120%
Target range
110%
112%
114%
120%
122%
122%
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

Remaining performance obligations (RPO)

We continued to see good RPO growth in the fourth quarter of 2021, with total RPO growing 40% year-over-year, driven by long-term RPO growth of 44% and short-term RPO growth of 37%.[1]

(in millions)



Total RPO
Long-term RPO
Short-term RPO
+40% y/y
+44% y/y
+37% y/y
$925
$298
$627
Q4'20
$1,002
$322
$680
Q1'21
$1,130
$378
$752
Q2'21
$1,167
$384
$783
Q3'21
$1,291
$429
$862
Q4'21

[1] Q4'2021 as compared to Q4'2020. Year-over-year comparisons in the RPO chart above reflect the same comparison period.

Shareholder Letter Q4 2021 - 5

Shareholder Letter Q4 2021 - ● Non-GAAP operating income in the range of $117 - 137 million, which excludes share-based compensation and related expenses of approximately $317 million, acquisition-related expenses of approximately $14 million, and amortization of purchased intangibles of approximately $7 million ● Approximately 124 million weighted average shares outstanding (basic) ● Approximately 137 million weighted average shares outstanding (diluted), which is impacted by the adoption of a new accounting standard related to the treatment of convertible debt ● Free cash flow in the range of $165 - 195 million This free cash flow guidance includes expected transaction costs of $14 - 17 million related to the proposed merger with Momentive. We expect to incur additional transaction costs if the proposed merger closes, which would reduce the free cash flow and GAAP operating income (loss) guidance provided above. We have not reconciled free cash flow guidance to net cash from operating activities for the full year 2022 because we do not provide guidance on the reconciling items between net cash from operating activities and free cash flow, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items will have a significant impact on our free cash flow and, accordingly, a reconciliation of net cash from operating activities to free cash flow for the full year 2022 is not available without unreasonable effort. This guidance for diluted shares outstanding reflects the adoption of a new accounting standard in Q1 2022, which will increase the amount of diluted shares related to our convertible debt. Please refer to “About non-GAAP financial measures” below for further details. Zendesk’s estimates of share-based compensation and related expenses, amortization of purchased intangibles, acquisition-related expenses, weighted average shares outstanding, and free cash flow in future periods assume, among other things, the occurrence of no additional acquisitions, investments, or restructurings and no further revisions to share-based compensation and related expenses. Guidance We are confirming our full-year 2022 revenue guidance of $1.675 - 1.705 billion that we provided at our recent investor day (held on November 18, 2021) for Zendesk as a standalone business. We expect our GAAP and non-GAAP operating margin for the year to remain stable at (12.5%) and 7.5%, respectively, in line with our 2021 result. For the quarter ending March 31, 2022, Zendesk expects to report: ● Revenue in the range of $381 - 387 million ● GAAP operating income (loss) in the range of $(65) - (59) million, which includes share-based compensation and related expenses of approximately $72 million, acquisition-related expenses of approximately $11 million, and amortization of purchased intangibles of approximately $2 million ● Non-GAAP operating income in the range of $20 - 26 million, which excludes share-based compensation and related expenses of approximately $72 million, acquisition-related expenses of approximately $11 million, and amortization of purchased intangibles of approximately $2 million ● Approximately 122 million weighted average shares outstanding (basic) ● Approximately 135 million weighted average shares outstanding (diluted), which is impacted by the adoption of a new accounting standard related to the treatment of convertible debt For the full year ending December 31, 2022, Zendesk expects to report: ● Revenue in the range of $1.675 - 1.705 billion ● GAAP operating income (loss) in the range of $(221) - (201) million, which includes share-based compensation and related expenses of approximately $317 million, acquisition-related expenses of approximately $14 million, and amortization of purchased intangibles of approximately $7 million 6

Shareholder Letter Q4 2021 - 7 Select financial measures (in millions) Quarter-over-quarter comparisons (q/q) are for the three months ended December 31, 2021, compared to the three months ended September 30, 2021. Year-over-year comparisons (y/y) are for the three months ended December 31, 2021, compared to the three months ended December 31, 2020. See a reconciliation of non-GAAP measures presented at the end of this letter.

Shareholder Letter Q4 2021 - 8 Summary financial table Fourth quarter fiscal year 2021 (in thousands, except per share data)

Shareholder Letter Q4 2021 - 9 Condensed consolidated statements of operations (in thousands, except per share data; unaudited)

Shareholder Letter Q4 2021 - r l r tt r - 10 Condensed consolidated balance sheets (in thousands, except par value; unaudited)

Shareholder Letter Q4 2021 - 11 Condensed consolidated statements of cash flows (in thousands; unaudited)

Shareholder Letter Q4 2021 - 12 Condensed consolidated statements of cash flows (continued) (in thousands; unaudited)

Shareholder Letter Q4 2021 - 13 Non-GAAP results (in thousands, except per share data) The following table shows Zendesk’s GAAP results reconciled to non-GAAP results included in this letter.

Shareholder Letter Q4 2021 - 14 Non-GAAP results (continued) (in thousands, except per share data) The following table shows Zendesk’s GAAP results reconciled to non-GAAP results included in this letter.

Shareholder Letter Q4 2021 - 15 Non-GAAP results (continued) (in thousands, except per share data) The following table shows Zendesk’s GAAP results reconciled to non-GAAP results included in this letter.

Shareholder Letter Q4 2021 - About Zendesk Zendesk started the customer experience revolution in 2007 by enabling any business around the world to take their customer service online. Today, Zendesk is the champion of great service everywhere for everyone, and powers billions of conversations, connecting more than 100,000 brands with hundreds of millions of customers over telephony, chat, email, messaging, social channels, communities, review sites and help centers. Zendesk products are built with love to be loved. The company was conceived in Copenhagen, Denmark, built and grown in California, taken public in New York City, and today employs more than 5,000 people across the world. Learn more at www.zendesk.com. References to Zendesk, the “Company,” “our,” or “we” in this shareholder letter refer to Zendesk, Inc. and its subsidiaries on a consolidated basis. Forward-looking statements This shareholder letter and the accompanying oral presentation contains forward-looking statements, including, among other things, statements regarding Zendesk’s future financial performance, its continued investment to grow its business, and progress toward its long-term financial objectives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding Zendesk’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Zendesk’s actual results, performance, or achievements to differ materially, including (i) Zendesk’s ability to adapt its products to changing market dynamics and customer preferences or achieve increased market acceptance of its products; (ii) the intensely competitive market in which Zendesk operates; (iii) the development of the market for software as a service business software applications; (iv) Zendesk’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; (v) Zendesk’s ability to effectively market and sell its products to larger enterprises; (vi) Zendesk’s ability to develop or acquire and market new products and to support its products on a unified, reliable shared services platform; (vii) Zendesk’s reliance on third-party services, including services for hosting, email, and messaging; (viii) Zendesk’s ability to retain key employees and attract qualified personnel, particularly in the primary regions Zendesk operates; (ix) Zendesk’s ability to effectively manage its growth and organizational change, including its international expansion strategy; (x) Zendesk’s expectation that the future growth rate of its revenues will decline, and that, as its costs increase, Zendesk may not be able to generate sufficient revenues to achieve or sustain profitability; (xi) Zendesk’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions; (xii) real or perceived errors, failures, or bugs in Zendesk’s products; (xiii) potential service interruptions or performance problems associated with Zendesk’s technology and infrastructure; (xiv) Zendesk’s ability to securely maintain customer data and prevent, mitigate, and respond effectively to both historical and future data breaches; (xv) Zendesk’s ability to comply with privacy and data security regulations; (xvi) Zendesk’s ability to optimize the pricing for its solutions; (xvii) the risk that uncertainty about the proposed transaction with Momentive Global Inc. (“Momentive”) may adversely affect relationships with Zendesk’s customers, partners, suppliers, and employees, whether or not the transaction is completed; (xviii) the effect of the announcement of the proposed transaction on the ability of Zendesk to retain and hire key 16 personnel; (xix) the risk that disruptions from the proposed transaction will harm Zendesk’s business, including current plans and operations; (xx) the risk of a potentially adverse reaction by Zendesk stockholders that oppose the proposed transaction; (xxi) potential litigation related to the proposed transaction and the resulting expense or delay; (xxii) the occurrence of any event, change or other circumstances that could give rise to the right to terminate the proposed transaction; (xxiii) the diversion of the attention of the management teams of Zendesk from their ongoing business operations; (xxiv) risks relating to the market value of Zendesk’s common stock to be issued in the proposed transaction; (xxv) the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets, Zendesk’s business, operations, revenue, cash flow, operating expenses, hiring, demand for their respective solutions, sales cycles, customer retention, and their respective customers’ businesses and industries; (xxvi) the failure to obtain stockholder or regulatory approvals in a timely manner or otherwise; (xxvii) the ability of Zendesk to successfully integrate Momentive’s operations and technologies; (xxviii) the ability of Zendesk to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize expected synergies; (xxix) the ability to complete the proposed transaction within the time frame anticipated or at all; (xxx) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; and (xxxi) other adverse changes in general economic or market conditions. The forward-looking statements contained in this shareholder letter are also subject to additional risks, uncertainties, and factors, including those more fully described in Zendesk’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Zendesk makes with the Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements represent Zendesk’s management’s beliefs and assumptions only as of the date such statements are made. Zendesk undertakes no obligation to update any forward-looking statements made in this shareholder letter to reflect events or circumstances after the date of this shareholder letter or to reflect new information or the occurrence of unanticipated events, except as required by law. About non-GAAP financial measures To provide investors and others with additional information regarding Zendesk’s results, the following non-GAAP financial measures were disclosed: non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income (loss) and operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, basic and diluted, free cash flow, and free cash flow margin. Specifically, Zendesk excludes the following from its historical and prospective non-GAAP financial measures, as applicable: Share-Based Compensation and Amortization of Share-Based Compensation Capitalized in Internal-Use Software: Zendesk utilizes share-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of its stockholders and at long-term retention, rather than to address operational performance for any particular period. As a result, share-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

Shareholder Letter Q4 2021 - Amortization of debt discount and issuance costs: The imputed interest rates of the 2023 Notes and the 2025 Notes were approximately 5.26% and 5.00%, respectively. This is a result of the debt discounts recorded for the conversion features of the Notes that are required to be separately accounted for as equity, and debt issuance costs, which reduce the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The expense for the amortization of debt discount and debt issuance costs is a non-cash item, and we believe the exclusion of this interest expense will provide for a more useful comparison of our operational performance in different periods. Income tax effects: Zendesk utilizes a fixed long-term projected tax rate in its computation of non-GAAP income tax effects to provide better consistency across interim reporting periods. In projecting this long-term non-GAAP tax rate, Zendesk utilizes a financial projection that excludes the direct impact of other non-GAAP adjustments. The projected rate considers other factors such as Zendesk's current operating structure, existing tax positions in various jurisdictions, and key legislation in major jurisdictions where Zendesk operates. For the year ended December 31, 2021, Zendesk has determined the projected non-GAAP tax rate to be 21%. Zendesk will periodically re-evaluate this tax rate, as necessary, for significant events, based on relevant tax law changes, material changes in the forecasted geographic earnings mix, and any significant acquisitions. Zendesk provides disclosures regarding its free cash flow, which is defined as net cash from operating activities, plus repayment of convertible senior notes attributable to debt discount, less purchases of property and equipment and internal-use software development costs. Free cash flow margin is calculated as free cash flow as a percentage of total revenue. Zendesk uses free cash flow, free cash flow margin, and other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Zendesk believes that information regarding free cash flow and free cash flow margin provides investors with an important perspective on the cash available to fund ongoing operations. Zendesk has not reconciled free cash flow guidance to net cash from operating activities for the year ending December 31, 2022 because Zendesk does not provide guidance on the reconciling items between net cash from operating activities and free cash flow, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items will have a significant impact on Zendesk’s free cash flow and, accordingly, a reconciliation of net cash from operating activities to free cash flow for the year ending December 31, 2022 is not available without unreasonable effort. Zendesk does not provide a reconciliation of its non-GAAP operating margin guidance to GAAP operating margin for future periods beyond the current fiscal year because Zendesk does not provide guidance on the reconciling items between GAAP operating margin and non-GAAP operating margin for such periods, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items will have a significant impact on Zendesk’s non-GAAP operating margin and, accordingly, a reconciliation of GAAP operating margin to non-GAAP operating margin guidance for such periods is not available without unreasonable effort. 17 Employer Tax Related to Employee Stock Transactions: Zendesk views the amount of employer taxes related to its employee stock transactions as an expense that is dependent on its stock price, employee exercise and other award disposition activity, and other factors that are beyond Zendesk’s control. As a result, employer taxes related to its employee stock transactions vary for reasons that are generally unrelated to financial and operational performance in any particular period. Amortization of Purchased Intangibles: Zendesk views amortization of purchased intangible assets, including the amortization of the cost associated with an acquired entity’s developed technology, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period. Acquisition-related expenses: Zendesk views acquisition-related expenses, such as transaction costs, integration costs, restructuring costs, and acquisition-related retention payments, including amortization of acquisition-related retention payments capitalized in internal-use software, as not necessarily reflective of operational performance during a period. Accordingly, Zendesk believes the consideration of measures that exclude such expenses can assist in the comparison of operational performance in different periods which may or may not include such expenses. Acquisition-related expenses include costs associated with Zendesk’s proposed acquisition of Momentive. Real estate impairments: To support an increased percentage of remote teams, Zendesk records impairments for certain assets associated with leased properties, or portions thereof, that it ceases to occupy. Any losses and gains associated with these activities are generally unrelated to financial and operational performance in any particular period and Zendesk believes the exclusion of such losses and gains provides for a more useful comparison of operational performance in comparative periods that may or may not include such losses and gains. Loss on early extinguishment of debt: In March 2018, Zendesk issued $575 million aggregate principal amount of 0.25% convertible senior notes due in 2023 (the "2023 Notes"). In June 2020, Zendesk issued $1,150 million aggregate principal amount of 0.625% convertible senior notes due in 2025 (the "2025 Notes"). In connection with the offering of the 2025 Notes, Zendesk used $618 million of the net proceeds from the offering of the 2025 Notes to repurchase $426 million aggregate principal amount of the 2023 Notes in cash through individual privately negotiated transactions (the "2023 Notes Partial Repurchase"). Of the $618 million consideration, $393 million and $225 million were allocated to the debt and equity components, respectively. As of the repurchase date, the carrying value of the 2023 Notes subject to the 2023 Notes Partial Repurchase, net of unamortized debt discount and issuance costs, was $367 million. The 2023 Notes Partial Repurchase resulted in a $26 million loss on early debt extinguishment. As of December 31, 2021, $149 million of principal remains outstanding on the 2023 Notes. The loss on early extinguishment of debt is a non-cash item, and we believe the exclusion of this expense will provide for a more useful comparison of our operational performance in different periods.

Shareholder Letter Q4 2021 - 18 Zendesk’s disclosures regarding its expectations for its non-GAAP gross margin include adjustments to its expectations for its GAAP gross margin that exclude share-based compensation and related expenses in Zendesk’s cost of revenue, amortization of purchased intangibles primarily related to developed technology, and acquisition-related expenses. The share-based compensation and related expenses excluded due to such adjustments are primarily comprised of the share-based compensation and related expenses for employees associated with Zendesk’s infrastructure and customer experience organization. Zendesk does not provide a reconciliation of its non-GAAP gross margin guidance to GAAP gross margin for future periods because Zendesk does not provide guidance on the reconciling items between GAAP gross margin and non-GAAP gross margin, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items will have a significant impact on Zendesk’s non-GAAP gross margin and, accordingly, a reconciliation of GAAP gross margin to non-GAAP gross margin guidance for the period is not available without unreasonable effort. Zendesk uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Zendesk’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Zendesk presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Zendesk’s operating results. Zendesk believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows investors and others to better understand and evaluate Zendesk’s operating results and future prospects in the same manner as management. Zendesk’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that may include items such as share-based compensation and related expenses, amortization of debt discount and issuance costs, amortization of purchased intangibles, acquisition-related expenses, loss on early extinguishment of debt, and real estate impairments, and the non-GAAP measures that exclude such information in order to assess the performance of Zendesk’s business and for planning and forecasting in subsequent periods. When Zendesk uses such a non-GAAP financial measure with respect to historical periods, it provides a reconciliation of the non-GAAP financial measure to the most closely comparable GAAP financial measure. When Zendesk uses such a non-GAAP financial measure in a forward-looking manner for future periods, and a reconciliation is not determinable without unreasonable effort, Zendesk provides the reconciling information that is determinable without unreasonable effort and identifies the information that would need to be added or subtracted from the non-GAAP measure to arrive at the most directly comparable GAAP measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Non-GAAP gross margin for the third quarter of 2021 excludes $5.9 million in share-based compensation and related expenses (including $0.2 million of employer tax related to employee stock transactions and $0.4 million of amortization of share-based compensation capitalized in internal-use software) and $1.1 million of amortization of purchased intangibles. Non-GAAP operating income and non-GAAP operating margin for the third quarter of 2021 exclude $62.0 million in share-based compensation and related expenses (including $2.1 million of employer tax related to employee stock transactions and $0.4 million of amortization of share-based compensation capitalized in internal-use software), $2.2 million of acquisition-related expenses, $1.7 million of amortization of purchased intangibles, and $(0.1) million of real estate impairments. Free cash flow for the third quarter of 2021 includes cash used for purchases of property and equipment of $5.1 million and internal-use software development costs of $3.3 million. In August 2020, the Financial Accounting Standards Board issued ASU 2020-06, regarding ASC Topic 470 “Debt” and ASC Topic 815 “Derivatives and Hedging,” which amends the calculation of diluted earnings per share for certain convertible debt instruments, among other changes. Under the new standard, Zendesk will be required to use the “if-converted” method to calculate diluted earnings per share for its convertible debt, which assumes conversion of its convertible debt instruments at the beginning of the reporting period with settlement entirely in shares of common stock, unless the result would be antidilutive. Historically, Zendesk calculated diluted earnings per share for its convertible debt using the “treasury stock” method, which assumes that the principal amount of convertible debt instruments is settled in cash. Accordingly, our diluted shares outstanding will increase under the new standard. We plan to adopt this standard in the first quarter of 2022. The total amount of shares underlying the convertible notes is approximately 13 million. About operating metrics Zendesk reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of logos, dollar-based net expansion rate, annual recurring revenue, the percentage of its annual recurring revenue from customer accounts with more than $250,000 in annual recurring revenue and number of customer accounts with more than $1 million in annual recurring revenue. Zendesk's number of logos is a consolidation of paid customer accounts across our solutions, exclusive of Zendesk's legacy Starter plan, free trials, or other free services, as of the end of the period. A paid customer account is one individual billing relationship for subscription to our services. Zendesk calculates its logo number by consolidating paid customer accounts that share common corporate information as a single organization or customer may have multiple paid customer accounts across its solutions to service separate subsidiaries, divisions, or work processes. As of December 31, 2021, Zendesk had approximately 111,100 logos. Zendesk does not currently include in its logo metric logos associated with its legacy analytics product, its legacy Outbound product, its legacy Starter plan, its Sell product, Sunshine Conversations, its legacy Smooch product, free trials, or other free services. We may from time to time refer to "customers" or "brands" in our publicly-available disclosures, each of which refers to our number of logos. Zendesk’s dollar-based net expansion rate provides a measurement of our ability to increase revenue across our existing customer base through expansion of authorized agents associated with a logo, upgrades in subscription plans, and the purchase of additional products as offset by contraction and churn in authorized agents associated with a logo, and downgrades in subscription plans. Zendesk does not currently incorporate operating metrics associated with its legacy analytics product, its legacy Outbound product, its legacy Starter plan, its Sell product, Sunshine Conversations, its legacy Smooch product, free trials, or other free services into its measurement of dollar-based net expansion rate. Dollar-based net expansion rate is based upon our annual recurring revenue for a set of logos on Zendesk’s products. Annual recurring revenue is determined by multiplying monthly recurring revenue by 12.

Shareholder Letter Q4 2021 - 19 Monthly recurring revenue is a legal and contractual determination made by assessing the contractual terms, as of the date of determination, as to the revenue we expect to generate in the next monthly period, assuming no changes to the subscription and without taking into account any usage above the subscription base, if any, that may be applicable to such subscription. Zendesk excludes the impact of revenue that it expects to generate from fixed-term contracts that are each associated with an existing account, are solely for additional temporary agents, and are not contemplated to last for the duration of the primary contract for the existing account from its determination of monthly recurring revenue. Zendesk additionally excludes the impact of accounts that are free-trial accounts that did not result in paid subscriptions, and temporary coupons, such as short-term discounts that were applied to certain accounts due to the COVID-19 pandemic, from its annual recurring revenue. Monthly recurring revenue is not determined by reference to historical revenue, deferred revenue, or any other United States generally accepted accounting principles, or GAAP, financial measure over any period. Zendesk calculates its dollar-based net expansion rate by dividing the retained revenue net of contraction and churn by Zendesk’s base revenue. Zendesk defines its base revenue as the aggregate annual recurring revenue across its products from logos as of the date one year prior to the date of calculation. Zendesk defines the retained revenue net of contraction and churn as the aggregate annual recurring revenue across its products for the same customer base included in the measure of base revenue at the end of the annual period being measured. For a more detailed description of how Zendesk calculates its dollar-based net expansion rate, please refer to Zendesk’s periodic reports filed with the Securities and Exchange Commission. Zendesk’s percentage of annual recurring revenue that is generated by customer accounts with more than $250,000 in annual recurring revenue is determined by dividing the total annual recurring revenue from customer accounts with more than $250,000 in annual recurring revenue from our products other than Sell and Sunshine Conversations as of the measurement date by the total annual recurring revenue for all customer accounts from our products other than Sell and Sunshine Conversations as of the measurement date. Zendesk determines the customer accounts with $250,000 in annual recurring revenue as of the measurement date based on the annual recurring revenue of a customer account at the measurement date. A “customer account” is based on an identifier tracked in our internal sales system as a separate and distinct buying entity. Zendesk’s determines the number of customer accounts with more than $1 million in annual recurring revenue as of the measurement date based on the annual recurring revenue of a customer account (as defined above) at the measurement date. Zendesk determines its bookings as the incremental additional annual recurring revenue from contracts that were entered into during the referenced fiscal quarter. Zendesk determines its net bookings as bookings less any annual recurring revenue lost from contracts which have not been renewed or a decrease in the level of paid services with our solutions over the referenced fiscal quarter. Zendesk's annual revenue run rate is based on its revenue for the most recent applicable quarter. Zendesk annualizes such results to estimate its annual revenue run rate by multiplying the revenue for its most recent applicable quarter by four. Zendesk's annual revenue run rate is not a comprehensive statement of its financial results for such period and should not be viewed as a substitute for full annual or interim financial statements prepared in accordance with GAAP. In addition, Zendesk's revenue for the most recent applicable quarter or annual revenue run rate are not necessarily indicative of the results to be achieved in any future period. Zendesk determines its average deal size by dividing the annual recurring revenue from bookings for our products other than Sell and Sunshine Conversations in a quarter by the number of deals that were entered into during that quarter. ZENDESK and the stylized Z logo are registered trademarks owned by Zendesk, Inc. For a more complete list of Zendesk’s trademarks, service marks, service or trade names, logos or other designations of Zendesk, please visit https://www.zendesk.com/company/trademark-property/trademarks/. Disclaimer The accompanying oral presentation may contain certain information regarding the business, operations and financial results of Momentive and its subsidiaries. Such information has been prepared by Momentive, and though Zendesk believes such information regarding Momentive and its subsidiaries is accurate in all material respects, Zendesk does not make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information regarding Momentive and its subsidiaries. Zendesk is not responsible for, and has not participated in the preparation of the financial information of Momentive. The financial results of Momentive and its subsidiaries have not been reviewed by Zendesk’s independent auditors.

Shareholder Letter Q4 2021 - 20 Customer metrics Geographic information Revenue mix by geography** Investor contact Jason Tsai +1 415-997-8882 ir@zendesk.com Media contact Stephanie Barnes +1 415-722-0883 press@zendesk.com Source: Zendesk, Inc. Contact *Logo count rounded to the nearest hundred *In connection with the launch of our Suite product in early 2021, we stopped actively marketing two products: Chat Only and Support Essential. While these products are still available for sale, we do not market them and they are only available for purchase at the customer’s request. As expected, logos that exclusively purchase these products are therefore in decline. **Percentages may not add to 100% due to rounding Q4’21 United States 50.5% EMEA 29.4% APAC 10.3% Other 9.7% December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Total customer logos* 112,300 112,900 112,300 111,800 111,100